UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 24, 2021 Our Business Outlook for Europe This presentation was presented to European ExxonMobil employees regarding the company’s business strategy and outlook.

Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020, ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020 and ExxonMobil’s Form 8-K filed with the SEC on February 2, 2021. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

Europe seeks global leadership on climate Source: European Environmental Agency

1) 2) 3) – see ‘additional references – slide 12

Reductions in Europe Data sources – see ‘additional references – slide 12

Positioning for a lower-carbon energy future Mitigate emissions in our operations Provide products to help customers reduce their emissions Engage on climate change policy Develop scalable technology solutions

Developing scalable technology solutions CCS Hydrogen Lower-emission processes Advanced algae and cellulosic biofuels R & D 2017 global energy-related CO2 emissions by sector (Billion tonnes) ExxonMobil 2019 Outlook for Energy

ExxonMobil Low Carbon Solutions Commercialize and deploy technology Initial focus on CCS Enable large-scale emission reductions Working on solutions ... in Europe

We have a key role in society, now and in the future We are a leader who... Makes and markets high quality lubes and fuels in a reliable and sustainable manner Invests in our competitive asset portfolio and business Supports goals of Paris Agreement & efforts to achieve net-zero emissions Continues to advocate for responsible policies to address risk of climate change We connect people and the things necessary for quality of life ...while also addressing the world’s changing needs & opportunities… Sustainability Low emission fuels New business model opportunities …and progressing initiatives in Europe CCS Rotterdam Porthos, Antwerp H-vision Rotterdam Lubes and fluids for EVs and wind First marine biofuel sea trial Pyrolysis Trecate, HVO030

Creating real, positive change Innovate products with sustainable benefits Focus employee passion Mitigate GHG emissions across the value chain Build sustainability into major facilities Convert waste to value

Proactively Engaging on Climate Policy

Additional References Page 4: Page 5:

Thank you

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020, ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020 and ExxonMobil’s Form 8-K filed with the SEC on February 2, 2021. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations